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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                       Date of Report: September 22, 2004

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                     000-18815                 39-1278569
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

1180 American Drive, Neenah, Wisconsin                    54956
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(Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On September 22, 2004, Outlook Group Corp. announced its results for the first quarter of fiscal 2005, ended August 28, 2004, and for the three months then ended. A copy of Outlook Group Corp.'s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 24, 2004                    OUTLOOK GROUP CORP.
                                            (Registrant)

                                             By: /s/ Paul M. Drewek
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                                                 Paul M. Drewek
                                                 Chief Financial Officer




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